                                                                   EXHIBIT 10.32



       ================================================================



                               WARRANT AGREEMENT

                                    Between

                            FRONTIER AIRLINES, INC.

                                      and

                            THE SEABURY GROUP, LLC

                           Dated as of May 26, 1998



       ================================================================

                                      (i)

                               TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
                  SECTION 1. Definitions; Accounting Terms and Determinations..............  1
                             ------------------------------------------------
                       1.01  Definitions...................................................  1
                             -----------
                       1.02  Accounting Terms and Determinations...........................  7
                             -----------------------------------

Purchase and Sale of Warrant...............................................................  7
----------------------------
                       2.01  Authorization and Issuance of Warrant.........................  7
                             -------------------------------------
                       2.02  Issuance of the Warrant.......................................  7
                             -----------------------
                       2.03  Securities Act Compliance; Brokers............................  7
                             ----------------------------------

                  SECTION 3. Representations and Warranties................................  8
                             ------------------------------
                       3.01  Existence; Qualification......................................  8
                             ------------------------
                       3.02  No Breach.....................................................  8
                             ---------
                       3.03  Corporate Action..............................................  8
                             ----------------
                       3.04  Approvals.....................................................  9
                             ---------
                       3.05  Investment Company Act........................................  9
                             ----------------------
                       3.06  Capitalization................................................  9
                             --------------
                       3.07  Private Offering.............................................. 10
                             ----------------
                       3.08  Litigation.................................................... 10
                             ----------
                       3.09  Rights Agreement.............................................. 10
                             ----------------
                       3.10  Brokers....................................................... 10
                             -------

                  SECTION 4. Restrictions on Transferability............................... 10
                             -------------------------------
                       4.01  Transfers Generally........................................... 10
                             -------------------
                       4.02  Transfers of Restricted Securities Pursuant to Registration
                             -----------------------------------------------------------
                             Statements, Rule 144 and Rule 144A............................ 11
                             ----------------------------------
                       4.03  Restrictive Legends........................................... 11
                             -------------------
                       4.04  Termination of Restrictions................................... 11
                             ---------------------------

                  SECTION 5. Dispositions of Securities.................................... 11
                             --------------------------
                       5.01  Dispositions of Securities.................................... 11
                             --------------------------

                  SECTION 6. Adjustments of Warrant Stock Issuable Upon Exercise........... 12
                             ---------------------------------------------------
                       6.01  Number of Shares; Exercise Price.............................. 12
                             --------------------------------
                       6.02  Adjustment of Exercise Price.................................. 12
                             ----------------------------
                       6.03  Treatment of Options and Convertible Securities............... 14
                             -----------------------------------------------
                       6.04  Treatment of Stock Dividends, etc............................. 16
                             ---------------------------------
                       6.05  Computation of Consideration.................................. 16
                             ----------------------------
                       6.06  Adjustments for Combinations, Subdivisions, etc............... 17
                             -----------------------------------------------
                       6.07  Dilution in Case of Other Securities.......................... 18
                             ------------------------------------

                                     (ii)

                                                                                            Page
                                                                                            ----
                       6.08  Consolidation, Merger, Sale of Assets, Reorganization etc..... 18
                             ---------------------------------------------------------
                       6.09  Other Dilutive Events......................................... 20
                             ---------------------
                       6.10  No Dilution or Impairment..................................... 20
                             -------------------------
                       6.11  Accountants' Report as to Adjustments......................... 20
                             -------------------------------------
                       6.12  Notices of Corporate Action................................... 21
                             ---------------------------

                  SECTION 7. Holders' Rights............................................... 22
                             ---------------
                       7.01  Delivery Expenses............................................. 22
                             -----------------
                       7.02  Taxes......................................................... 22
                             -----
                       7.03  Replacement of Instruments.................................... 22
                             --------------------------
                       7.04  Indemnification............................................... 22
                             ---------------
                       7.05  Inspection Rights............................................. 23
                             -----------------

                  SECTION 8. Other Covenants of Company.................................... 23
                             --------------------------
                       8.01  Availability of Information................................... 23
                             ---------------------------
                       8.02  Repurchases and Redemption.................................... 23
                             --------------------------
                       8.03  Transactions with Affiliates.................................. 24
                             ----------------------------
                       8.04  Restrictions on Performance................................... 24
                             ---------------------------
                       8.05  Modification of Other Equity Documents........................ 24
                             --------------------------------------
                       8.06  Ownership of Subsidiaries..................................... 24
                             -------------------------
                       8.07  Reservation of Stock. etc..................................... 25
                             -------------------------
                       8.08  Listing on Securities Exchanges............................... 25
                             -------------------------------

                  SECTION 9. Miscellaneous................................................. 25
                             -------------
                       9.01  Waiver........................................................ 25
                             ------
                       9.02  Notices....................................................... 25
                             -------
                       9.03  Expenses, Etc................................................. 26
                             -------------
                       9.04  Amendments, Etc............................................... 26
                             ---------------
                       9.05  Successors and Assigns........................................ 27
                             ----------------------
                       9.06  Survival...................................................... 27
                             --------
                       9.07  Specific Performance.......................................... 27
                             --------------------
                       9.08  WAIVER OF JURY TRIAL.......................................... 27
                             --------------------
                       9.09  Limitation of Liability....................................... 27
                             -----------------------
                       9.10  Captions...................................................... 28
                             --------
                       9.11  Counterparts.................................................. 28
                             ------------
                       9.12  Governing Law................................................. 28
                             -------------
                       9.13  Severability.................................................. 28
                             ------------
                       9.14  Entire Agreement.............................................. 28
                             ----------------

ANNEX 1 - FORM OF ASSIGNMENT
ANNEX 2 - REPURCHASES FROM MANAGEMENT

          WARRANT AGREEMENT dated as of May 26, 1998 between FRONTIER AIRLINES, INC., a Colorado corporation (the "Company"), and THE SEABURY GROUP, LLC, a
                                   -------
limited liability company ("Seabury").
                            -------

          WHEREAS, Seabury or an affiliate of Seabury has provided financial advisory services to the Company under a Financial Advisory Agreement dated May 26, 1998 (the "Advisory Agreement").

          WHEREAS, in consideration of the services provided by Seabury, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed, pursuant to the Agreement, to enter into this Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.     Definitions; Accounting Terms and Determinations.
                         ------------------------------------------------

          1.01  Definitions.  As used herein, the following terms shall have the
                -----------
following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

          "Acquiring Person" shall mean the continuing or surviving corporation
           ----------------
of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties and assets of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

          "Acquisition Price" shall mean, as applied to the Common Stock, with
           -----------------
respect to any transaction to which Section 6.08 applies, (a) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the date of consummation of such transaction: (i) the Market Price of the Common Stock and (ii) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which a Holder of Warrants would have been entitled as a shareholder to receive upon such consummation if such Holder had exercised its Warrants immediately prior thereto, or (b) if a purchase, tender or an exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price determined in accordance with the foregoing subdivision (a) and (ii) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock: (x) the Market Price of the Common Stock and (y) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which a Holder of Warrants would have been entitled as a shareholder

                               Warrant Agreement
                               -----------------
to receive pursuant to such offer if such Holder had exercised its Warrants immediately prior to the expiration of such offer and accepted the same.

          "Additional Shares of Common Stock" shall mean all shares (including
           ---------------------------------
treasury shares) of Common Stock issued or sold (or, pursuant to Section 6.03 or 6.04, deemed to be issued) by the Company after the Initial Date hereof, whether or not subsequently reacquired or retired by the Company other than (a) shares of Common Stock issued upon the exercise of Warrants, (b) shares of Common Stock issued or authorized prior to May 26, 1998 under the Option Plan and (c) shares of Common Stock issuable on conversion or exercise of the Convertible Securities or Options set forth in Schedule 3.06 attached hereto.
                        -------------

          "Affiliate" shall mean, with respect to a specified Person, another
           ---------
Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Base Price" shall mean, on any date specified herein, the greater of
           ----------
(i) the Current Market Price and (ii) the Exercise Price.

          "Business Day" shall mean any day that is not a Saturday, Sunday or
           ------------
other day on which commercial banks in New York City are authorized or required by law to remain closed.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other similar or successor agency of the federal government administering the Securities Act and/or the Exchange Act.

          "Common Stock" shall mean the Common Stock of the Company, no par
           ------------
value per share, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or disposition of assets by, the Company.

          "Company" shall have the meaning assigned to such term in the preamble
           -------
of this Agreement.

          "Control" shall mean the possession, directly or indirectly, of the
           -------
power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative
             -----------       ----------
thereto.

          "Convertible Securities" shall mean evidences of indebtedness,
           ----------------------
interests or other securities or rights which are exchangeable for or exercisable or convertible into Additional Shares of Common Stock other than the Warrants.


                               Warrant Agreement
                               -----------------

          "Current Market Price" shall mean, on any date specified herein, (a)
           --------------------
with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, (i) the average daily Market Price during the period of the most recent 20 consecutive Business Days ending on such date, or (ii) if shares of Common Stock or such Voting Common Stock (or equivalent equity interests), as the case may be, are not then listed or admitted to trading on any national securities exchange and if the closing bid and asked prices thereof are not then quoted or published in the over-the-counter market, the Market Price on such date; and (b) with respect to any other securities, the Market Price on such date.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Exercise Notice" shall have the meaning assigned to such term in
           ---------------
Warrant No. Sea-1, a copy of which is attached as Exhibit A hereto.
                                                  ---------

          "Exercise Price" shall have the meaning assigned to such term in
           --------------
Section 6.01 hereof.

          "Expiration Date" shall have the meaning assigned to such term in
           ---------------
Warrant No. Sea-1, a copy of which is attached hereto as Exhibit A.
                                                         ---------

          "Fair Value"  shall mean, with respect to any securities or other
           ----------
property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by the Board of Directors of the Company or (b), if the Requisite Holders of Warrants shall object in writing to such determination within ten Business Days after notice of such determination, as determined by an agreement between the Company and the Requisite Holders of Warrants or (c) if the Company and the Requisite Holders of Warrants fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Requisite Holders of Warrants, either of which firms may be an independent investment banking firm regularly retained by the Company or any such holder or (d) if the Company or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by such holders or the Company, as the case may be, determined solely by the firm so retained or (e) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm (whose fees shall be paid equally by such holders, on the one hand, and the Company, on the other) which is not a regular investment banking firm of the Company or any such holder chosen by the first two such firms.

          "GAAP" shall mean generally accepted accounting principles,
           ----
consistently applied throughout the specified period.



                               Warrant Agreement
                               -----------------

          "Governmental Authority" shall mean the government of the United
           ----------------------
States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

          "Holder" shall mean any Person who acquires Warrants or Warrant Stock
           ------
pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock; provided, however, that a holder of Warrant Stock
                           --------  -------
purchased pursuant to an effective registration statement or pursuant to Rule 144 shall not be deemed a Holder.

          "include" and "including" shall be construed as if followed by the
           -------       ---------
phrase "without being limited to".

          "Initial Date" shall have the meaning assigned in such term in Section
           ------------
6.02 hereof.

          "Letter Agreement" shall have the meaning assigned to such term in the
           ----------------
preamble of this Agreement.

          "Lien" shall mean, with respect to any asset, any mortgage, lien,
           ----
pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agree ment, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Market Price" shall mean, on any date specified herein, (a) with
           ------------
respect to Common Stock or Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the last sale price of shares of such security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of such security are then listed or admitted to trading on any national securities exchange, the last reported sale price as officially reported by the Nasdaq National Market System or, (iii) if not quoted on the Nasdaq National Market System, the average closing bid and asked prices as furnished by the NASD through the Nasdaq National Market System or similar organization if the NASDAQ is no longer reporting such information, or (iv) if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Value thereof as of a date which is within 15 days of the date as of which the determination is to be made; and (b) with respect to any other securities, the Fair Value thereof as of a date which is within 15 days of the date as of which the determination is to be made.

          "NASD" shall mean the National Association of Securities Dealers.
           ----



                               Warrant Agreement
                               -----------------

          "NASDAQ" shall mean the National Association of Securities Dealers
           ------
automated quotation system.

          "Option Plan" shall mean the Company's 1994 Stock Option Plan.
           -----------

          "Options" shall mean all rights, options or warrants to subscribe for,
           -------
purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

          "Other Equity Documents" shall mean the Option Plan, the certificate
           ----------------------
of incorporation of the Company, the by-laws of the Company, the Rights Agreement and any other instrument or document of organization or governance of the Company.

          "Other Securities" shall mean any stock (other than Common Stock) and
           ----------------
other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6.08 or otherwise.

          "Parent"  as to any Acquiring Person, any corporation which (a)
           ------
controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in its consolidated financial statements under GAAP and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

          "Person" shall mean any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Registration Rights Agreement" shall mean the Registration Rights
           -----------------------------
Agreement dated as of May 26, 1998, between the Company and Seabury.

          "Requisite Holders of Warrants" shall mean the holders of at least a
           -----------------------------
majority of all the Warrants at the time outstanding determined on the basis of the number of shares of Warrant Stock or Other Securities deliverable upon exercise thereof; provided, that Warrants held by the Company or any of its
                  --------
Subsidiaries shall be excluded from both the numerator and denominator of any calculation of the Requisite Holders of Warrants.

          "Restricted Certificate" shall mean a certificate for Warrant Stock or
           ----------------------
Warrants bearing or required to bear the restrictive legend set forth in Section 4.03.

          "Restricted Securities" shall mean Restricted Warrant Stock and
           ---------------------
Restricted Warrants.



                               Warrant Agreement
                               -----------------

          "Restricted Warrant Stock" shall mean Warrant Stock evidenced by a
           ------------------------
Restricted Certificate.

          "Restricted Warrants" shall mean Warrants evidenced by a Restricted
           -------------------
Certificate.

          "Rights Agreement" shall mean the Rights Agreement dated as of
           ----------------
February 20, 1997 between the Company and American Securities Transfer & Trust, Inc., as amended.

          "Rule 144" shall mean Rule 144 promulgated by the Commission under the
           --------
Securities Act (or any successor or similar rule then in force).

          "Rule 144A" shall mean Rule 144A promulgated by the Commission under
           ---------
the Securities Act (or any successor or similar rule then in force).

          "Seabury" shall have the meaning assigned to such term in the preamble
           -------
of this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shareholder" shall mean any Person who directly or indirectly owns
           -----------
any shares of Common Stock (including Warrant Stock).

          "Subsidiary" of a Person means (a) any corporation more than 50% of
           ----------
the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Company.

          "Voting Common Stock" shall mean, with respect to any corporation,
           -------------------
association or other business entity, stock of any class or classes (or equivalent interest), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such corporation, association or business entity, even if the right so to vote has been suspended by the happening of such a contingency.

          "Warrant Stock" shall mean all shares of Common Stock issuable from
           -------------
time to time upon exercise of the Warrant.



                               Warrant Agreement
                               -----------------

          "Warrant" and "Warrants" shall mean Warrant No. Sea-1 issued by the
           -------       --------
Company to Seabury on the date hereof, a copy of which is attached hereto as Exhibit A, evidencing rights to purchase up to an aggregate of 548,000 shares of Warrant Stock and other securities, cash or other property as shall result from the adjustment specified in Section 6, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

          1.02  Accounting Terms and Determinations.  Except as otherwise may be
                -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to any Holder of Warrant shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

          SECTION 2.  Purchase and Sale of Warrant.
                      ----------------------------

          2.01  Authorization and Issuance of Warrant.  On or prior to the date
                -------------------------------------
hereof, the Company authorized: (a) the issuance of the Warrant evidenced by Warrant Certificate No. Sea-1, a copy of which is attached hereto as Exhibit A;
                                                                     ---------
and (b) the issuance of such number of shares of Common Stock as shall be necessary to permit the Company to comply with its obligations to issue shares of Warrant Stock pursuant to the Warrant.

          2.02  Issuance of the Warrant.  (a)  The Company has delivered to
                -----------------------
Seabury Warrant Certificate No. Sea-1, registered in the name of Seabury.

          2.03  Securities Act Compliance; Brokers.
                ----------------------------------

          (a) Seabury understands that the Company has not registered the Warrant or the Warrant Stock under the Securities Act or applicable state securities laws, and Seabury agrees that neither the Warrant nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration or qualification under the Securities Act or applicable state securities laws or the availability of an exemption therefrom, all as more fully provided in Section 4.

          (b) Seabury purchased the Warrant for its own account for investment and not with a view to the distribution of the Warrant or any part thereof, it being understood that the right to dispose of the Warrant shall be entirely within the discretion of Seabury. Nothing in this paragraph (b) is meant to limit or restrict the rights granted to Seabury under the Registration Rights Agreement.

          (c) Seabury is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.



                               Warrant Agreement
                               -----------------

          (d) All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Seabury directly with the Company without the intervention of any Person on behalf of Seabury in such manner as to give rise to any valid claim by any Person against the Company for a finder's fee, brokerage commission or similar payment.

          SECTION 3.     Representations and Warranties.  The Company represents
                         ------------------------------
and warrants as follows:

          3.01  Existence; Qualification.  The Company is duly organized,
                ------------------------
validly existing and in good standing under the laws of the State of Colorado. The Company is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company, and has all requisite corporate power and authority to transact its business as now conducted in all such jurisdictions.

          3.02  No Breach.  The execution, delivery and performance of this
                ---------
Agreement, the Warrant and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate the articles of incorporation or by-laws or any other instrument or document of organization or governance of the Company, (b) violate, or result in a breach of or default under, any other material instrument or agreement to which the Company is a party or is bound, (c) violate any judgment, order, injunction, decree or award against or binding upon the Company, (d) result in the creation of any material Lien upon any of the properties or assets of the Company, or (e) violate any law, rule or regulation applicable to the Company.

          3.03  Corporate Action.  The Company has all necessary corporate power
                ----------------
and authority to execute, deliver and perform its obligations under this Agreement, the Warrant and the Registration Rights Agreement; the execution, delivery and performance by the Company of this Agreement, the Warrant and the Registration Rights Agreement have been duly authorized by all necessary action (including all Shareholder action) on the part of the Company; this Agreement, the Warrant and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; the shares of Warrant Stock covered by the Warrant have been duly and validly authorized and reserved for issuance and shall, when paid for, issued and delivered in accordance with the Warrant, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Shareholder



                               Warrant Agreement
                               -----------------

          3.04  Approvals.  Except in connection with the registration rights
                ---------
provided for pursuant to the terms of the Registration Rights Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Company of this Agreement, the Warrant or the Registration Rights Agreement or for the validity or enforceability hereof or thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement or the Registration Rights Agreement, or the execution, issuance and delivery of the Warrant, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

          3.05  Investment Company Act.  The Company is not an "investment
                ----------------------
company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          3.06  Capitalization.
                --------------

          (a) On the date hereof, the total number of shares of Common Stock that the Company has authority to issue is 40,000,000 of which 9,233,563 are outstanding. Upon the issuance of the Warrant under this Agreement, other than the Warrant, and other than as set forth in Schedule 3.06 attached hereto, the
                                            -------------
Company shall not have outstanding any Convertible Securities or Options exercisable or convertible into or exchangeable for any interests or other equity rights of the Company, nor shall it have outstanding any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any interests or equity rights of the Company or Convertible Securities exercisable or convertible into or exchangeable for any interests or equity rights of the Company.

          (b) Except as set forth in Schedule 3.06 attached hereto, other than
                                     -------------
this Agreement and the Registration Rights Agreement, there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act or any agreement to which the Company or (to its knowledge) any of its Shareholders is a party relating to the voting, transfer or sale of such securities.

          (c) There is not in effect on the date hereof any agreement by the Company or any of its Shareholders which (i) restricts the transferability of the Warrant and/or the Warrant Stock, except as provided in Sections 4 and 5,
(ii) restricts the transferability of the right of the Holder in this Agreement to any transferee of all or a portion of the Holder's Warrant and/or Warrant Stock, or (iii) requires any consent or other approval of any Person to the exercise of the Warrant by the Holder or the issuance of Warrant Stock upon such exercise.

          3.07  Private Offering.
                ----------------




                               Warrant Agreement
                               -----------------

          (a) Based on the representations of Seabury in Sections 2.03(a)-(c)
                                                         --------------------
hereof, the issuance and sale of the Warrant to Seabury hereunder were exempt from the registration and prospectus delivery requirements of the Securities Act.

          (b) All equity interests of the Company heretofore issued and sold by the Company were issued and sold in accordance with, or were exempt from, the registration and prospectus delivery requirements of the Securities Act.

          3.08  Litigation.
                ----------

          There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge after due inquiry, threatened against the Company before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement or the Warrant.

          3.09  Rights Agreement.  Neither the ownership nor exercise of the
                ----------------
Warrant or any portion thereof by Seabury or any Holder will result in a "Distribution Date" or a "Triggering Event" (as defined in the Rights Agreement), or in Seabury or such Holder being deemed an "Acquiring Person" under the Rights Agreement.

          3.10  Brokers.  All negotiations relative to this Agreement and the
                -------
transactions contemplated hereby have been carried out by the Company directly with Seabury without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against Seabury or the Holder for a finder's fee, brokerage commission or similar payment.

          SECTION 4.     Restrictions on Transferability.
                         -------------------------------

          4.01  Transfers Generally.  Except as otherwise provided in Section 5,
                -------------------
the Restricted Securities shall be transferable only upon the conditions specified in this Section 4 and in the Registration Rights Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

          4.02  Transfers of Restricted Securities Pursuant to Registration
                -----------------------------------------------------------
Statements, Rule 144 and Rule 144A.  The Restricted Securities may be offered or
----------------------------------
sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or Rule 144A or
(c) any other legally available means of transfer; provided, that the Holder
                                                   --------
receives an opinion of counsel to the effect that the proposed transfer may legally be effected without registration of such Registrable Securities under the Securities Act.



                               Warrant Agreement
                               -----------------

          4.03  Restrictive Legends.  Unless and until otherwise permitted by
                -------------------
this Section 4, each certificate for any Warrants issued to any subsequent transferee of Warrant Certificate No. Sea-1, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

          4.04  Termination of Restrictions.  All of the restrictions imposed by
                ---------------------------
this Section 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this Section 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

          SECTION 5.     Dispositions of Securities.
                         --------------------------

          5.01  Dispositions of Securities.
                --------------------------

          (a) Notwithstanding anything herein in this Agreement or the Warrant to the contrary, but subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.03, the Warrant and all rights thereunder are transferable (subject to any restrictive legends thereon), in whole or in part, upon surrender of the Warrant to the Company, together with a written assignment of the Warrant duly executed by the Holder thereof or such Holder's agent or attorney. Such written assignment shall be in the form of the Assignment Form attached as Annex 1 hereto. Upon such
                                            -------
surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the original Warrant shall promptly be canceled.




                               Warrant Agreement
                               -----------------

          (b) The Warrant may be exchanged for other Warrants of the same series upon presentation to the Company, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder thereof. The Company shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall pay all expenses, taxes (including transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of the Warrants, including any transfer or exchange thereof.

          (c) The Company shall maintain books for the registration and transfer of the Warrants, and shall allow each Holder of Warrants to inspect such books at such reasonable times as such Holder shall request.

          SECTION 6.     Adjustments of Warrant Stock Issuable Upon Exercise.
                         ---------------------------------------------------

          6.01  Number of Shares; Exercise Price.  The number of shares of
                --------------------------------
Warrant Stock which a Holder of Warrants shall be entitled to receive upon each exercise thereof shall be determined by multiplying the number of shares of Warrant Stock which would otherwise (but for the provisions of this Section 6) be issuable upon such exercise, as designated by the Holder thereof in its Exercise Notice, by a fraction of which (i) the numerator is $3.00 and (ii) the denominator is the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be $3.00 per share, shall be adjusted and readjusted from time to time as provided in this Section 6 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 6.

          6.02  Adjustment of Exercise Price.
                ----------------------------


          (a) Issuance of Additional Shares of Common Stock.  In case the
              ---------------------------------------------
Company, at any time or from time to time after May 26, 1998 (the "Initial
                                                                   -------
Date"), shall issue or sell Additional Shares of Common Stock (including
----
Additional Shares of Common Stock deemed to be issued pursuant to Section 6.03 or 6.04) without consideration or for a consideration per share less than the Base Price in effect, in each case, on the date of and immediately prior to such issue or sale, then, and in each such case,

          (i) in the event that the number of shares to be so issued or sold, together with all other Additional Shares of Common Stock issued or sold or deemed issued by the Company subsequent to the Initial Date for a consideration per share less than the Base Price (collectively, the "Below Base Price Shares")
                                                       -----------------------
is less than 250,000, such Exercise Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction,



                               Warrant Agreement
                               -----------------

          (A) the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Base Price, and

          (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and

          (ii) in the event that the number of Below Base Price Shares issued or sold or deemed issued by the Company subsequent to the Initial Date is equal to or greater than 250,000, the Exercise Price shall be reduced to an amount equal to the lowest consideration per share (as determined under Section 6.05) received by the Company for any such issue or sale, provided that, for the purposes of this Section 6.02(a), immediately after any
--------
Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 6.03 or 6.04, such Additional Shares shall be deemed to be outstanding, and treasury shares shall not be deemed to be outstanding.

          (b) Dividends and Distributions.  In case the Company at any time or
              ---------------------------
from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on any Common Stock, other than a dividend payable in Additional Shares of Common Stock or in Options for Common Stock, then, unless the Company permits the Holders to participate in such dividend or distribution based on the number of shares of Warrant Stock then underlying each Warrant, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest
 .001 of a cent) determined by multiplying such Exercise Price by a fraction,

          (A) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution applicable to one share of Common Stock, and

          (B) the denominator of which shall be such Current Market Price.

          6.03  Treatment of Options and Convertible Securities.  In case the
                -----------------------------------------------
Company at any time or from time to time after the Initial Date shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of



                               Warrant Agreement
                               -----------------

Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued for purposes of
Section 6.02 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional
                                                   --------
Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6.05) of such shares would be less than the Base Price in effect, in each case, on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in
                                  --------  -------
which Additional Shares of Common Stock are deemed to be issued,

          (a) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (c) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

          (i) in the case of Options for Common Stock or of Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common




                               Warrant Agreement
                               -----------------

Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (1) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (2) the consideration actually received by the Company upon such exercise, minus (3) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (1) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (2) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (3) the consideration paid by the Company for any purchase of such Convertible Securities the rights of conversion or exchange under which were not exercised, and

          (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to
(x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to Section 6.05) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised;


          (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          In case at any time after the Initial Date the Company shall be required to increase the number of Additional Shares of Common Stock subject to any Option or into which any Convertible Securities are convertible or exchangeable pursuant to the operation of anti-dilution provisions applicable thereto, such Additional Shares shall be deemed to be issued for purposes of
Section 6.02 as of the time of such increase.

          6.04  Treatment of Stock Dividends, etc.  In case the Company at any
                ----------------------------------
time or from time to time after the Initial Date shall declare or pay any dividend or other distribution on



                               Warrant Agreement
                               -----------------
any class of stock of the Company payable in Common Stock, then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend; provided, however, that no Additional Shares of Common Stock shall be deemed to
--------  -------
have been issued in the case of any such dividend if the Company shall have declared such dividend payable, and paid such dividend, with respect to all shares of Warrant Stock then underlying the Warrants.

          6.05  Computation of Consideration.  For the purposes of this Section
                ----------------------------
6:

          (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall

          (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, after deducting any expenses paid or incurred by the Company or any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale,

          (ii) insofar as it consists of consideration (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, after deducting any expenses paid or incurred by the Company for any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

          (iii) in case Additional Shares of Common Stock are issued or sold or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, be the proportion of such consideration so received, computed as provided in subdivisions (i) and (ii) above, allocable to such Additional Shares of Common Stock or Convertible Securities, as the case may be.

          (b) Subject to the proviso contained in Section 6.04, all Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company shall be deemed to have been issued without consideration.

          (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 6.03, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing




                               Warrant Agreement
                               -----------------

          (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

          (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (d) Additional Shares of Common Stock issued or deemed to have been issued pursuant to the operation of anti-dilution provisions applicable to Convertible Securities, Options or other securities of the Company (either as a result of the adjustments provided for by the Warrants or otherwise) shall be deemed to have been issued without consideration.

          6.06  Adjustments for Combinations, Subdivisions, etc.  In case the
                ------------------------------------------------
outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock (by reclassification or otherwise) or shall be subdivided into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), the Exercise Price in effect immediately prior to such combination or consolidation or subdivision shall, concurrently with the effectiveness of such combination or consolidation or subdivision, be proportionately increased or decreased, as the case may be.

          6.07  Dilution in Case of Other Securities.  In case any Other
                ------------------------------------
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 6.08) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 6, the purchase rights granted by the Warrants, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 6 with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          6.08  Consolidation, Merger, Sale of Assets, Reorganization etc.
                ----------------------------------------------------------



                               Warrant Agreement
                               -----------------

          (a) General Provisions.  In case the Company, after the Initial Date,
              ------------------
(i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Common Stock or Other Securities shall be changed into or exchanged for cash, stock or other securities of any Person or any other property, or (iii) shall transfer all or substantially all of its properties and assets to any other Person, or (iv) shall effect a capital reorganization or reclassification of Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Exercise Price is provided in
Section 6.02(a) or 6.02(b)), then, and in the case of each such transaction, the Company shall give written notice thereof to each Holder of Warrants not less than 45 days prior to the consummation thereof and proper provision shall be made so that, upon the basis and the terms and in the manner provided in this
Section 6.08, each Holder of Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive, at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock (or Other Securities) issuable upon such exercise immediately prior to such consummation, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the following:

     the highest amount of cash, securities or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised such Warrants immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 6, provided that if a purchase, tender or exchange offer shall have been made
     --------
     to and accepted by the holders of Common Stock under circumstances in which, upon completion of such purchase, tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(l) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, and if any Holder of Warrants so designates in such notice given to the Company, such Holder shall be entitled to receive the highest amount of cash, securities or other property to which such Holder would actually have been entitled as a shareholder if such Holder had exercised its Warrants prior to the expiration of such purchase, tender or exchange offer, accepted such offer and all of the Common Stock held by such Holder had been purchased pursuant to such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this
     Section 6; provided that, if any of the transactions described in
                --------
     subdivisions (i) through (iv) of this Section 6.08(a) involve the issuance of Voting Common Stock, the Company shall not effect any of such transactions unless, immediately after the date of the consummation of such




                               Warrant Agreement
                               -----------------
     transaction, the Acquiring Person or its Parent is required to file, by virtue of having an outstanding class of Voting Common Stock (or equivalent equity interests), reports with the Commission pursuant to section 13 or section 15(d) of the Exchange Act, and such Voting Stock (or equivalent equity interest) is listed or admitted to trading on a national securities exchange or is included for trading on the NASDAQ National Market or Small Cap Market.

          (b) Assumption of Obligations.  Notwithstanding anything contained in
              -------------------------
this Agreement to the contrary, the Company will not effect any of the transactions described in subdivisions (i) through (iv) of Section 6.08(a) unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any cash, stock or other securities or other property upon the exercise of any Warrants as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of such Warrants, (i) the obligations of the Company under this Agreement (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement) and (ii) the obligation to deliver to such holder such cash, stock or other securities or other property as, in accordance with the foregoing provisions of this Section 6.08, such Holder may be entitled to receive.



          6.09  Other Dilutive Events.  In case any event shall occur as to
                ---------------------
which the provisions of this Section 6 is not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section 6, then, in each such case, an adjustment on a basis consistent with the essential intent and principles established in this Section 6, necessary to preserve, without dilution, the purchase rights represented by the Warrants shall be made.

          6.10  No Dilution or Impairment.  The Company will not, by amendment
                -------------------------
of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of Warrants to exceed the amount payable therefor upon such exercise, and, if the Exercise Price in effect at any time shall be reduced to such par value, the Company will promptly cause the par value of such shares to be reduced to $0.01, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, (c) will not take any action which



                               Warrant Agreement
                               -----------------
results in any adjustment of the Exercise Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, (d) will not issue any capital stock of any class which has the right to more than one vote per share and (e) will not issue any security other than Common Stock unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of interest or participation in dividends and to a fixed sum or percentage of par value as principal or in any distribution of assets.

          6.11  Accountants' Report as to Adjustments.  In each case of any
                -------------------------------------
adjustment or readjustment in the shares of Warrant Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a like report setting forth the Exercise Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.


          6.12  Notices of Corporate Action.  In the event of
                ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the




                               Warrant Agreement
                               -----------------

Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 45 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).


          SECTION 7.     Holders' Rights.
                         ---------------

          7.01  Delivery Expenses.  If any Holder surrenders any certificate for
                -----------------
Warrants or Warrant Stock to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

          7.02  Taxes.  The Company shall pay all taxes (other than federal,
                -----
state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 7.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Company, any termination of this Agreement, and any cancellation or termination of the Warrants.

          7.03  Replacement of Instruments.  Upon receipt by the Company of
                --------------------------
evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and




                               Warrant Agreement
                               -----------------

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the Company's Common Stock is not at the
                    --------
time publicly traded and the owner of the same is Seabury or an institutional lender or Seabury, its own agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender or cancellation thereof,

the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

          7.04  Indemnification.  The Company shall indemnify and hold harmless
                ---------------
each of Seabury and the Holders and each of their respective directors, officers, employees, shareholders, members, Affiliates and agents (each, an "indemnified person") on demand from and against any and all losses, claims,
-------------------
damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, this Agreement or the Warrants or Warrant Stock, or in connection with the other transactions contemplated hereby and thereby, other than such losses, claims, damages, liabilities and expenses relating to the value of the Warrants or Warrant Stock or other securities issued to Seabury or the Holders in connection with this Agreement, the Warrants or the Warrant Stock or the other transactions contemplated hereby or thereby unless such losses, claims, damages, liabilities, and expenses are directly related to a breach by the Company of this Agreement or other agreements entered into in connection with the other transactions contemplated hereby or thereby, and to reimburse each indemnified person, upon its demand, for any legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent there has been a final judicial determination not subject to appeal that it was incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either the Company or any other Person for any damages which may be alleged as a result of or relating to this Agreement or the Warrants or Warrant Stock (other than in connection with a breach of this Agreement), or in connection with the other transactions contemplated hereby and thereby other than any of the foregoing claimed by any indemnified person to the extent there has been a final judicial determination not subject to appeal that it was incurred by reason of the gross negligence or willful misconduct of such indemnified person.

          7.05  Inspection Rights.  From and after the date hereof, the Company
                -----------------
shall afford any Holder or its authorized agents, access, at reasonable times, upon reasonable prior notice, (i) to inspect the books and records of the Company, (ii) to discuss with management of the Company the business and affairs of the Company and (iii) to inspect the properties of the Company.




                               Warrant Agreement
                               -----------------

          SECTION 8.     Other Covenants of Company.  The Company agrees with
                         --------------------------
each Holder that, so long as any of the Warrants and/or Warrant Stock shall be outstanding:

          8.01  Availability of Information.  The Company will cooperate with
                ---------------------------
each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with the NASD, any securities exchange or with the Commission.

          8.02  Repurchases and Redemption.   Except as otherwise specifically
                --------------------------
provided herein, and other than repurchases or redemptions of shares of Common Stock from management pursuant to the terms set forth in Annex 2 hereto, the
                                                         -------
Company shall not effect any repurchase or redemption of shares of Common Stock, or Options or Convertible Securities (other than pursuant to their respective terms), and shall cause its Subsidiaries not to effect any repurchase or redemption of shares of Common Stock, or Options or Convertible Securities (other than pursuant to their respective terms), from any Shareholder or holder of Options or Convertible Securities, without the prior written consent of the Requisite Holders of Warrants.

          8.03  Transactions with Affiliates.  Except as expressly permitted by
                ----------------------------
this Agreement, the Company shall not, nor shall it permit its Subsidiaries to, directly or indirectly, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with or for the benefit of, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Company and its wholly-owned Subsidiaries not involving any other Affiliate and (c) any transactions or arrangements existing on the date hereof.

          8.04  Restrictions on Performance.  The Company shall not at any time
                ---------------------------
after the Initial Date enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants, or making such performance or the issuance of Warrant Stock upon the exercise of any Warrant a default under any such agreement or instrument.

          8.05  Modification of Other Equity Documents.  The Company shall not
                --------------------------------------
amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have an adverse effect on the Holders, in each case




                               Warrant Agreement
                               -----------------
without the prior written consent of the Requisite Holders of Warrants. Without limiting the generality of the foregoing, the Company shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would (i) restrict the transferability of the Warrants and the Warrant Stock, (ii) restrict the transferability of the rights of any Holder in this Agreement to any transferee of all or a portion of such Holder's Warrants and/or Warrant Stock or (iii) require any consent or other approval of any Person to the exercise of the Warrants by any Holder, the issuance of Warrant Stock upon such exercise or the admission of such Holder as a member of the Company upon such exercise. Anything in the Rights Agreement to the contrary notwithstanding, on issuance of shares of Common Stock on exercise of Warrants prior to the redemption or exercise of Rights (as defined in the Rights Agreement), the Company shall issue Rights, or after the Distribution Date (as therein) Rights Certificates, in connection with such exercise.

          8.06  Ownership of Subsidiaries.  The Company will, and will cause
                -------------------------
each of its Subsidiaries to take such action as will be necessary from time to time to ensure that the Company or a Subsidiary owns 100% of each class of capital stock of each Subsidiary.

          8.07  Reservation of Stock. etc.  The Company will at all times
                --------------------------
reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Warrant Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

          8.08  Listing on Securities Exchanges.  The Company will list on each
                -------------------------------
national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Warrant Stock from time to time issuable upon exercise of the Warrants. The Company will also so list on each national securities exchange, and will maintain such listing of, any Other Securities if at the time any securities of the same class shall be listed on such national securities exchange by the Company.

          SECTION 9.     Miscellaneous.
                         -------------

          9.01  Waiver.  No failure on the part of any Holder to exercise and no
                ------
delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          9.02  Notices.
                -------



                               Warrant Agreement
                               -----------------

          (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing,

          (i)   if to the Company:

                     Frontier Airlines, Inc.
                     12015 East 46th Avenue
                     Denver, Colorado  80239

                     Attention:  Arthur T. Voss, General Counsel
                     Telephone No.:  (303) 371-7400
                     Fax No.:  (303) 371-9669

          (ii)  if to Seabury:

                     The Seabury Group, LLC
                     135 West 50th Street, Suite 1820
                     New York, New York  10020

                     Attention: John Luth
                     Telephone No.:  (212) 541-7300
                     Fax No.:  (212) 541-6334

          (iii) if to any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Company;

or, in the case of any Holder, at such other address as shall be designated by such party in a notice to the Company; or, in the case of the Company, at such other address as the Company may designate in a notice to Seabury and all other Holders.

          (b) All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

          9.03  Expenses, Etc.   The Company agrees to pay or reimburse Seabury
                --------------
and, if applicable, the Holders for: (a) all reasonable out-of-pocket costs and expenses of Seabury and the Holders incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the issuance of Warrants hereunder; and (b) all reasonable costs and expenses




                               Warrant Agreement
                               -----------------
of Seabury and the Holders (including reasonable legal fees and expenses) in connection with (i) any default by the Company hereunder or under the Warrants or any enforcement proceedings resulting therefrom, and (ii) the enforcement of this Section 9.03.

          9.04  Amendments, Etc.  Except as otherwise expressly provided in this
                ----------------
Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company and the Requisite Holders of Warrants and, to the extent any such amendment or modification could have an adverse effect on the rights hereunder of the holders of Warrant Stock, a majority of such holders; provided, however, that no such amendment or waiver
                          --------  -------
shall, without the written consent of all Holders of Warrants and Warrant Stock, amend this Section 9.04 or the definition of "Requisite Holders of Warrants".

          9.05  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns including, without limitation, all Holders of Warrants.

          9.06  Survival.  All representations and warranties made by the
                --------
Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by Seabury and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of Seabury. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Company hereunder. All representations and warranties made by Seabury herein shall be considered to have been relied upon by the Company and shall survive the issuance to Seabury of the Warrants or the Warrant Stock regardless of any investigation made by the Company or on its behalf.

          9.07  Specific Performance.  Damages in the event of breach of this
                --------------------
Agreement by a Holder or the Company would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and the Company, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Company hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Company from pursuing any other rights and remedies at law or in equity which the Holders or the Company may have.

          9.08  WAIVER OF JURY TRIAL.  THE COMPANY AND SEABURY HEREBY KNOWINGLY,
                --------------------
VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE WARRANTS OR ANY OTHER DOCUMENT DELIVERED IN




                               Warrant Agreement
                               -----------------

CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR SEABURY RELATING HERETO.

          9.09  Limitation of Liability.  No provision hereof, in the absence of
                -----------------------
affirmative action by any Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

          9.10  Captions.  The captions and section headings appearing herein
                --------
are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          9.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

          9.12  Governing Law.  This Agreement shall be governed by, and
                -------------
construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof.

          9.13  Severability.  If any provision of this Agreement is held to be
                ------------
illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          9.14  Entire Agreement.  This Agreement supersedes all prior
                ----------------
discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrant and the Registration Rights Agreement contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.




                               Warrant Agreement
                               -----------------

          IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                              FRONTIER AIRLINES, INC.


                              By ____________________
                                  Name:
                                  Title:



                              THE SEABURY GROUP, LLC


                              By _____________________
                                  Name:
                                  Title:



                               Warrant Agreement
                               -----------------

                                                                         Annex 1
                                                                           to
                                                               Warrant Agreement

                              FORM OF ASSIGNMENT
                              ------------------

               (To be executed by the registered holder hereof)

          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Warrant Stock covered thereby set forth hereinbelow unto:

                                                                Number of Shares
Name of Assignee                    Address                     of Common Stock
--------------------------------------------------------------------------------



Dated:__________________


                                    ________________________________
                                    Signature of Registered Holder



                                    ________________________________
                                    Name of Registered Holder
                                    (Please Print)


Witness:

______________________

                                                                         Annex 2
                                                                            to
                                                               Warrant Agreement


                          REPURCHASE FROM MANAGEMENT
                          --------------------------

                                 SCHEDULE 3.06
                                 -------------

                                                EXHIBIT A

                                    WARRANT

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Shares of Common Stock: 548,000                        Warrant No.  Sea-1

                                    WARRANT
                          to Purchase Common Stock of
                            FRONTIER AIRLINES, INC.

          THIS IS TO CERTIFY THAT THE SEABURY GROUP, LLC ("Seabury"), or its
                                                           -------
registered assigns (the "Holder"), is entitled to purchase in whole or in part
                         ------
from FRONTIER AIRLINES, INC., a Colorado corporation (the "Company"), at any
                                                           -------
time and from time to time on or after the first anniversary of the date hereof, but not later than 5:00 p.m., New York City time, on May 26, 2003 (the "Expiration Date"), 548,000 shares of common stock of the Company (the "Common
----------------
Stock") at a purchase price of $3.00 per share (the "Exercise Price"), subject
                                                     --------------
to the terms and conditions set forth herein and in the Warrant Agreement dated as of May 26, 1998 between the Company and Seabury (the "Warrant Agreement"),
                                                         -----------------
each such purchase of Common Stock to be made, and to be deemed effective for the purpose of determining the date of exercise, only upon surrender of this Warrant to the Company at 12015 East 46th Avenue, Denver, Colorado 80239, with the Form of Exercise attached hereto, or a reasonable facsimile thereof (the "Exercise Notice"), duly completed and signed, and upon payment in full to the
----------------
Company of the Exercise Price by one or more of the following: (i) in cash or
(ii) by certified or official bank check to the order of the Company or (iii) by wire transfer of immediately available funds to an account designated by the Company, or (iv) in the event the then Current Market Price is greater than $5.00, by delivery of this Warrant Certificate to the Company for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable on exercise of each Warrant represented by this Warrant Certificate that is being exercised, such holder shall receive such number of shares of Common Stock as is equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Warrants being exercised at such time multiplied by (y) a fraction, the numerator of which is the Current Market Price per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Current Market Price per share of Common Stock at such time. For purposes of this Warrant, "Current Market Price", shall mean, with respect to a share of Common Stock as
---------------------
of any date, the average of the daily market prices for each day during the 20 consecutive trading days commencing 30 Business Days before such date as of which such a price can be established in the manner set forth below. The market price for each such Business

Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

          Upon receipt thereof, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a stock certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise ("Warrant Stock") and any other property to which
                              -------------
such Holder is entitled.

          The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or such other name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including, to the extent permitted by law and to the extent such shares represent voting stock of the Company, the right to vote such shares or to consent or to receive notice as a shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          All shares of Common Stock issuable upon the exercise of this Warrant shall, upon payment therefor in accordance herewith, be duly and validly issued, fully paid and nonassessable and free and clear of any liens, charges or other encumbrances of any nature.

          The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment in certain events as provided in the Warrant Agreement.

          The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

          The Warrants and the Warrant Stock shall be transferable on or after the date hereof subject only to applicable securities laws. Upon any such transfer a new Warrant or new Warrants of different denominations, representing in the aggregate a like number of Warrants, will be issued to the transferee. Every Holder hereof, by accepting this Warrant, consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register maintained by the Company, the Company may deem and treat the Person in whose name this Warrant is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

          Nothing contained in the Warrant Agreement or in this Warrant shall be construed as conferring on the holder of any Warrants or his or her transferee any rights whatsoever as a shareholder of the Company.

          No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

          Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with the Warrant Agreement.

          This Warrant shall be deemed a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

          Each term used herein without definition shall have the meaning assigned thereto in the Warrant Agreement.

          IN WITNESS WHEREOF, the Company has duly executed this Warrant.


Dated: May 26, 1998.


                                        FRONTIER AIRLINES, INC.



                                        By___________________________
                                          Name:   Samuel D. Addoms
                                          Title:  President

                                                                         Annex A
                                                                              to
                                                                         Warrant

                               FORM OF EXERCISE
                               ----------------

               (To be executed by the registered holder hereof)

          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of Common Stock of Frontier Airlines, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant, and requests that (i) certificates and/or other instrument covering such Common Stock be issued in accordance with the instructions given below and (ii) if such Common Stock shall not include all of the Common Stock to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the unpurchased balance of the Common Stock issuable hereunder be delivered to the undersigned.

Dated: _________________


                                                ________________________________
                                                (Signature of Registered Holder)

Instructions for issuance and
registration of Common Stock:

_____________________________
Name of Registered Holder
(please print)

Social Security or Other Identifying
Number:_____________________________

Please deliver certificate to
the following address:

_____________________________________
              Street

_____________________________________
       City, State and Zip Code